Virtus Senior Floating Rate Fund,

a series of Virtus Opportunities Trust

Supplement dated June 21, 2011 to the Prospectus

dated January 31, 2011, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MAY 13, 2011 TO THE ABOVE-REFERENCED PROSPECTUS. THIS SUPPLEMENT CORRECTS AN ERROR THAT APPEARED IN THE PRIOR SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

The following is hereby inserted as a subsection following the disclosure currently under the heading “Tax Status of Distributions” on page 151 of the Prospectus:

Virtus Senior Floating Rate Fund—Additional Information about Certain Distributions

The Virtus Senior Floating Rate Fund seeks to maintain a target rate of distribution for each month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. If, for any fiscal year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Generally, distribution rates or yields from month to month may be impacted by accruals of undistributed income, changes in the fund’s net asset value, changes in the number of accrual days, and adjustments for accounting purposes (including but not limited to changes in maturity dates of holdings and for currency gains or losses). The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/SFRF Distributions2 (6/11)